EXHIBIT 10.40

CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

DATED THIS                                        18                      DAY OF                              DEC                                2008

BETWEEN

SUNPOWER MALAYSIA MANUFACTURING SDN. BHD
(COMPANY NO. 824246-W)
(the “Assignor”)

AND

GOVERNMENT OF MALAYSIA
(the “Assignee”)

_____________________________________________

DEED OF ASSIGNMENT
(SPECIAL LOAN ACCOUNT)

_______________________________________________

Table of Content

1.	DEFINITIONS AND INTERPRETATIONS	1

2.	ASSIGNMENT	2

3.	ESTABLISHMENT AND OPERATION OF SPECIAL LOAN ACCOUNT	2

4.	OBLIGATIONS OF THE ASSIGNOR	4

5.	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS	5

6.	RIGHTS OF THE ASSIGNEE	6

7.	UTILISATION OF PROCEEDS	6

8.	ASSIGNOR‘S LIABILITIES	6

9.	POWER OF ATTORNEY	7

10.	AMENDMENT	7

11.	GOVERNING LAW	7

12.	NOTICE	7

13.	TAXATION	7

14.	WAIVER	7

15.	PRINCIPAL AND SUBSIDIARY INSTRUMENT	8

SCHEDULE 1		10

	FORM OF NOTICE OF ASSIGNMENT	10

SCHEDULE 2		12
	FORM OF CERTIFICATE OF PAYMENT
		12

THIS DEED OF ASSIGNMENT (SPECIAL LOAN ACCOUNT) (hereinafter referred to as “this Deed”) is made this 18 day of     DEC     2008

BETWEEN

(1)
SUNPOWER MALAYSIA MANUFACTURING SDN. BHD. (Company No: 824246-W) a company incorporated in Malaysia under the Companies Act 1965 and having its registered address at Level 41 – Suite B, Menara Maxis, Kuala Lumpur City Centre, 50088  Kuala Lumpur (hereinafter referred to as “the Assignor”) of the one part;

AND

(2)
GOVERNMENT OF MALAYSIA, for this purpose being represented by the Ministry Of Finance having its address at Kompleks Kementerian Kewangan, No. 5, Persiaran Perdana, Precinct 2, 62592 Putrajaya (hereinafter referred to as “the Assignee”) of the other part.

(The Assignor and the Assignee are hereby referred to as “Parties” and individually referred to as “Party”, as the context may require.)

WHEREAS:

A.
Pursuant to a Facility Agreement (hereinafter referred to as the “Facility Agreement”) entered into by the Parties on even date, the Assignee has agreed to make available to the Assignor the sum of Ringgit One Billion (RM1,000,000,000.00) only (hereinafter referred as “the Facility”) for the purposes specified in the Facility Agreement.

B.	By the terms of the Facility Agreement, it was agreed between the Assignee and the Assignor that this Deed shall form part of the security to the Facility under the Facility Agreement.

NOW IT IS HEREBY AGREED BY THE PARTIES HEREIN as follows:

1.           DEFINITIONS AND INTERPRETATIONS

1.1	Unless the context otherwise requires and save as specifically defined in this Deed, words and expression in the Facility Agreement shall have the same meanings when used in this Deed.

1.2           In this Deed, unless the context otherwise requires:

“Assigned Sum”
means all present and future sums, rights, title and interest of the Assignor in and to all moneys standing to the credit of the Special Loan Account or to be paid into or for the credit of the Special Loan Account pursuant to Clause 3 of this Deed;

“Security Account Bank”	means Malayan Banking Berhad;

“Special Loan Account”	means the account opened and maintained by the Assignor with the Security Account Bank under account number *** pursuant to and in accordance with this Deed.

1.3         In this Deed, unless the context otherwise requires:

(a)	any references to any statute shall be a reference to that statute as amended or re-enacted from time to time;

(b)	references to Clauses and Schedules shall unless otherwise expressly provided be references to Clauses and Schedules to this Deed;

(c)	the headings are for ease of reference only;

(d)	any references to the singular includes the plural and vice versa;

(e)	any references to the masculine gender includes the feminine and vice versa;

(f)	the schedules and the annexures to this Deed (if any) are to be read and construed as essential parts of this Deed.

2.           ASSIGNMENT

2.1
The Assignor as the beneficial owner of the Special Loan Account hereby agrees to assign absolutely to the Assignee the Assigned Sum for the purpose of securing payment of the Indebtedness subject to the terms and conditions of this Deed. Save and except as expressly provided above, the Assignee shall have no obligation of any kind whatsoever in relation to the obligations or be under any liability whatsoever.

2.2
The Assignor shall be entitled at its own costs and expenses, subject to the written consent by the Assignee, to obtain a discharge and release of this Deed at any time upon repayment of the Indebtedness to the Assignee.

3.           ESTABLISHMENT AND OPERATION OF SPECIAL LOAN ACCOUNT

3.1
The Assignor has opened the Special Loan Account with the Security Account Bank and such Special Loan Account shall be operated by one (1) authorized signatory of the Assignee and one (1) authorized signatory of the Assignor. Both Parties shall inform the other Party of their respective nominated signatories before they are appointed. The Party nominating a signatory shall be allowed to change the signatory so appointed from time to time, provided always that such Party shall provide the other Party with prior written notice.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.2
Upon the execution of this Deed, the Assignor shall issue the notice of assignment to the Security Account Bank in the form set out in Schedule 1 hereto and shall send a copy of the same to the Assignee. The Assignor shall procure the Security Account Bank to notify the Assignor and the Assignee of the acceptance of such notice of assignment within fourteen (14) days from the date of receipt of such notice.

3.3	The transactions involving the Special Loan Account are as follows:

(a)	Payment to Special Loan Account

The Assignor shall pay or procure the following payments to the Special Loan Account namely:

(i)	payment of the funds to be received by the Assignor under the Facility from time to time in accordance with the terms specified in the Facility Agreement; and

(ii)	the scheduled repayment amounts more particularly set out in Clause 7.2 of the Facility Agreement.

(b)	Withdrawal from the Special Loan Account

(i)
Subject to Clause 3.6(b) herein, for so long as any amounts are payable by the Assignor to the Lender under this Agreement, the Assignor may make withdrawal from the Special Loan Account for the purpose of the Project at any time provided that the Assignor has submitted to MIDA a Loan Withdrawal Notice (in the form as set out in Schedule 8) together with a certificate of payment (in the form as set out in Schedule 7) for withdrawal from the Special Loan Account together with the cheque(s) for such withdrawal signed by the Assignor’s signatory. The Assignee shall, within seven (7) days of the receipt of the certificate of payment duly certified by MIDA, sign and return the cheque(s) to the Assignor, for the withdrawal of funds from the Special Loan Account provided that in any event the Assignee shall, within fourteen (14) days of the delivery by the Assignor of the certificate of payment to MIDA, sign and return the cheque(s) to the Assignor, for the withdrawal of funds from the Special Loan Account.

(ii)
Subject to Clause 7.2 of the Facility Agreement, the Assignee hereby agrees that the Assignor is permitted to withdraw any unutilized amounts for the purposes of repayment in accordance with the Repayment Schedule.

3.4	The Assignor shall submit the monthly bank statements in relation to the Special Loan Account for any month to the Assignee within thirty (30) days from the last day of that month.

3.5	The Assignor shall manage the Special Loan Account in accordance with the terms and conditions contained in this Deed until the Indebtedness is fully paid, settled and discharged.

4.	OBLIGATIONS OF THE ASSIGNOR

The Assignor shall maintain the Special Loan Account until the Indebtedness has been fully paid, settled and discharged.

5.           REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

The Assignor hereby guarantees and undertakes to the Assignee the following:

(a)
that the Assignor shall not and has never assigned or charged the Special Loan Account  in favour of any third party, and the Assignor shall not without the prior written consent of the Assignee sell, assign, charge or mortgage the Special Loan Account;

(b)	that the Assignor shall do or carry out every request or instruction of the Assignee from time to time for the purpose of effecting this Deed and all rights of the Assignee herein;

(c)
that the Assignor at any time and from time to time, shall do and fully comply with all requests of the Assignee to forward all relevant instruments, documents and records required to the Assignee to enable the Assignee to obtain full benefits under this Deed;

(d)
that in the event any claims or remedies intended to be assigned under this Deed is invalid or unenforceable by the Assignee, the Assignor shall make the necessary claims and remedies under its own name in respect of the Assigned Sum and shall immediately deliver whatever monies received by the Assignor to the Assignee and until the said monies are delivered  to the Assignee, the same shall be kept in trust in favour of the Assignor;

(e)
that the Assignor has and shall ensure and shall carry out all its obligations under any contract between the Assignor and the Security Account Bank relating to the Special Loan Account and shall not do or omit any act which will result in the Security Account Bank terminating the said contract; and

(f)
that the Assignor shall not, without the prior written consent of the Assignee first having been obtained, agree to amend, vary or modify any contract relating to the Special Loan Account between the Assignor and the Security Account Bank or to release the Security Account Bank from any obligation or to waive any breach of contract, or to allow any act or negligence of the Security Account Bank which shall cause breach of contract or agree to any claims caused by or relevant to any contract between the Assignor and the Security Account Bank relating to Special Loan Account.

6.	RIGHTS OF THE ASSIGNEE

6.1
Without prejudice to the other provisions under this Deed, this Deed shall be enforceable immediately upon the declaration of an Events of Default under Clause 12 of the Facility Agreement and the Assignee shall automatically have the right to enforce all of its rights and powers under the laws, the Facility Agreement and this Deed without any notice or consent of the Assignor.

6.2	At any time upon the enforcement of the security hereby created:

(a)
the Assignee shall have the right to give notice to the Security Account Bank in accordance with paragraph (iii) of the notice of the assignment which has been delivered to the Security Account Bank as described in Clause 4.1; and/or

(b)	the Assignee shall have the right to utilize all or part of the Assigned Sum to settle the Indebtedness.

7.           UTILISATION OF PROCEEDS

All moneys recovered or received by the Assignee from the enforcement of the security hereby created shall be applied by the Assignee in any manner as it shall deem fit, in satisfaction of the Indebtedness payable by the Assignor under the Facility Agreement and the surplus thereof (if any) shall be paid by the Assignee to the Assignor.

8.           ASSIGNOR‘S LIABILITIES

8.1
Without prejudice to any provision to the contrary in this Deed, the Assignor shall still have the obligation in respect of any contract between the Assignor and the Bank in relation to the Special Loan Account to comply and fulfill all its obligations therein. The Assignee shall not have any obligations or liabilities relating to any contract between the Assignor and the Bank pursuant to the Special Loan Account specifically because of this Deed, and it is not required or obligated in any way whatsoever to comply with and fulfill any obligation of the Assignor relating to any contract between the Assignor and the Bank pursuant to the Special Loan Account or to make any payment, or to make any enquiry on any payment already made, or implementation of any obligation relating to any contract between the Assignor and the Bank pursuant to the Special Loan Account or to make any claims, or commence any action to collect any monies, or to enforce any rights or advantage which has been assigned to the Assignee in accordance with the terms of this Deed or in relation to any rights of the Assignee.

8.2
The Assignor hereby agrees to indemnify and hold the Assignee harmless from all costs, claims, damages, liabilities and expenses (including the legal cost) reasonably and directly incurred by the Assignee howsoever caused from this Deed or the rights which have been assigned to the Assignee in accordance with this Deed.

9.           POWER OF ATTORNEY

9.1
The Assignor hereby by way of security irrevocably appoints the Assignee to be its attorney and on its behalf and in its name or otherwise, upon this Deed becoming enforceable in accordance with Clause 6.1, to execute and do all such assurance, acts and things which the Assignor ought to do under the covenants and provisions contained in this Deed generally in its name or otherwise and on its behalf to exercise all or any of the powers, authorities and discretions conferred by or pursuant to this Deed on the Assignor and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it or he may deem proper in  or for the purpose of exercising any of such powers, authorities and discretions.

9.2
The Assignor hereby ratifies and confirms and agrees to ratify and confirm whatever any such attorney as is mentioned in sub-clause (1) of this Clause 9 shall do or purport to do in the lawful exercise of all or any of the powers, authorities and discretion referred to in such sub-clause.

10.       AMENDMENT

The provisions and terms of this Deed may at any time and from time to time be varied, amended or modified by mutual consent of the Parties hereto. No amendment, variation or modification of any provision of this Deed shall be effective unless made in writing by way of a supplementary deed specifically referring to this Deed and signed by the duly authorized representatives of the Parties.

11.           GOVERNING LAW

11.1	This Deed shall be governed by and construed in all respects in accordance with the laws of Malaysia.

11.2	The Parties hereto hereby submit to the jurisdiction of the Courts of Malaysia in all matters connected with the obligations and liabilities of the Parties under this Deed.

12.           NOTICE

Clause 21 of the Facility Agreement shall apply mutatis mutandis, to any notice or communication as contained in this Deed towards the Assignor.

13.           TAXATION

All monies to be paid by the Assignor for the discharge of the Indebtedness shall be made -

(a)	free from any prohibition or condition;

(b)	free from and not subject to (except as otherwise imposed by laws) any set-off or provisions relating to any tax; and

(c)	without any set-off or provision (except as otherwise imposed by laws) on the account from any bank charges or commission whatsoever.

14.           WAIVER

No failure or delay on the part of the Assignee in exercising nor any omission to exercise any right, power, privilege or remedy accruing to the Assignee under this Deed shall be construed as a waiver thereof or an acquiescence in any default affect or impair any right, power, privilege or remedy of the Assignee in respect of any other or subsequent default nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any other rights or remedies provided by law.

15.           PRINCIPAL AND SUBSIDIARY INSTRUMENT

It is hereby agreed and declared that this Deed and  the Facility Agreement, are instruments all employed in one transaction to secure the sum of Ringgit  One Billion (RM1,000,000,000.00) only, interest thereon and all other amounts to be paid by the Assignor to the Assignee hereunder within the meaning of Section 4(3) of the Stamp Act 1949 and for the purpose of the said section, the Facility Agreement is deemed to be the principal or primary instrument and this Deed the auxiliary or secondary instrument.

(THE REMAINDER OF THIS PAGE IS LEFT BLANK)

IN WITNESS WHEREOF the Parties hereunto set their seal and hand respectively on the day and year first set out above:

ASSIGNOR

The Common Seal of	)
SUNPOWER MALAYSIA	)
MANUFACTURING SDN BHD	)
(COMPANY NO: 824246-W))
was hereunto affixed	)
in the presence of:	)

/s/ Robert David Vinje	/s/ Lim Poh Seng
Director	~~Director/~~Secretary
Name: Robert David Vinje	Name: Lim Poh Seng
NRIC/Passport No: 076374772	NRIC/Passport No: 710228-10-5519

ASSIGNEE

Signed for and on behalf of	)	/s/ DATUK LATIFAH BT. DATUK ABU MANSOR
GOVERNMENT OF MALAYSIA	)	DATUK LATIFAH BT. DATUK ABU MANSOR
in the presence of	)	Deputy Secretary General (Policy)
	)	Ministry of Finance Malaysia

ATTESTATION

I,      AUDREY QUAY SOOK LYN                                                                            an Advocate and Solicitor of the High Court in Malaya practicing at Kuala Lumpur hereby certify that on this    18    day of December                       2008 the Common Seal of SUNPOWER MALAYSIA MANUFACTURING SDN BHD (Co. No. 824246-W) was duly affixed on the above written instrument in my presence in accordance with the Articles of Association of the said Company.

Dated this                                18           day of                      December                                2008

                Witness my hand

  /s/ Audrey Quay Sook Lyn
    Audrey Quay Sook Lyn
            Advocate & Solicitor
                 Kuala Lumpur

SCHEDULE 1
[Clause 3.1]

FORM OF NOTICE OF ASSIGNMENT

Date                      :

To           :           Bank
[Address]

Attn           :

Sirs,

NOTICE OF ASSIGNMENT OF A SPECIAL LOAN ACCOUNT (ACCOUNT NO. 5040 494 114 47) TO THE GOVERNMENT OF MALAYSIA UNDER DEED OF ASSIGNMENT DATED_[]

We wish to inform you that we have entered into a loan agreement (“Facility Agreement”) with the Government of Malaysia on the [   ] in which the Government of Malaysia has agreed to provide us with a loan facility of up to the aggregate principal amount of Ringgit One Hundred Eighty Three Million and One Hundred Thousand (RM1,000,000,000.00).

By this notice we hereby inform you that –

(i)
pursuant to a Deed of Assignment dated [                ] (the “Deed”) between us (the “Assignor”) and the Government of Malaysia (the “Assignee”) and as security for our indebtedness to the Assignee under the Facility Agreement, we have agreed to assign to the Assignee all our present and future sums, rights, title and interest in and to all moneys standing to the credit of the Special Loan Account or to be paid into or for the credit of the Special Loan Account according to the terms specified in the Deed;

(ii)
as long as the Deed has not been enforced, you are authorised and directed to allow us to make withdrawals in accordance with the authorized mode of operation of the Special Loan Account as provided by us to you ;

(iii)
only after the Deed has been enforced as a result of an event of default under the Facility Agreement, you are authorised and directed to pay the Assigned Sum to the Assignee or otherwise act in accordance with any directions by the Assignee, and thereafter agree to accept and recognise any notice in writing to the Assignee informing you that the said Deed has been so enforced;

(iv)	all powers and directions in the notice therein is not to be nullified or amended by us without securing the written agreement from the Assignee; and

(v)	unless otherwise defined herein, terms in the Deed shall have the same meanings when used herein.

Please acknowledge receipt of this notice and your approval of the matter mentioned above by signing the two (2) duplicate copies of this notice and immediately return one (1) each to the Assignee and ourselves.

Yours faithfully,

………………………………
Name

c.c           Ketua Setiausaha Perbendaharaan
Bahagian Pengurusan Pinjaman, Pasaran Kewangan dan Aktuari
Aras 5, Blok Tengah, Perbendaharaan Malaysia
Kompleks Kementerian Kewangan
No. 5, Persiaran Perdana, Precinct 2,
Pusat Pentadbiran Kerajaan Persekutuan
62592 PUTRAJAYA

……………………………………………………………………………………………………

ACKNOWLEDGEMENT OF ACCEPTANCE

TO        (i)        Ketua Setiausaha Perbendaharaan
Bahagian Pengurusan Pinjaman, Pasaran Kewangan dan Aktuari
Aras 5, Blok Tengah, Perbendaharaan Malaysia
Kompleks Kementerian Kewangan
Precinct 2, Pusat Pentadbiran Kerajaan Persekutuan
62592 PUTRAJAYA

(ii)	SunPower Malaysia Manufacturing Sdn. Bhd.

We hereby acknowledge the acceptance of the Notice of Assignment relating to the Special Loan Account (account no.: ***) and hereby agree to comply with the terms in the said notice.

…………………………………………

Name                                           :

For and on behalf                                           : Malayan Banking Berhad

Date                                           : [  ]

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 2
[Clause 3.3(b)]

MALAYSIAN INDUSTRIAL DEVELOPMENT AUTHORITY (MIDA) CERTIFICATE OF PAYMENT

Certificate No. : ______________

Date : ______________

BORROWER : **SUNPOWER MALAYSIA MANUFACTURING SDN BHD**

LOAN AGREEMENT NO. :

LOAN AMOUNT : **RM1,000,000,000.00**

RECOMMENDATION FOR WITHDRAWAL FROM SPECIAL LOAN ACCOUNT

FROM : MALAYSIAN INDUSTRIAL DEVELOPMENT AUTHORITY

TO : KEMENTERIAN KEWANGAN MALAYSIA

1. TOTAL VALUE OF PROJECT EXPENSES (SEE APPENDIX A)

   i) RM

   ii) RM

   iii) RM

2. AMOUNT OF CLAIM MADE BY THE BORROWER RM ______________

We hereby recommend, after due examination of the calculation and documentation submitted to MIDA by SunPower Malaysia Manufacturing Sdn Bhd and upon further clarifications, that a payment of

Ringgit Malaysia : ______________________________

is due in this Certificate towards the construction of the said Project.

RECOMMENDED FOR APPROVAL:

……………………………………………………

Name :
Designation :
MIDA/Any of its authorized representatives
Date :